SEI INSTITUTIONAL MANAGED TRUST

Dynamic Asset Allocation Fund
(the "Fund")

Supplement Dated June 12, 2026
to the Class F Shares and Class Y Shares Prospectuses (the "Prospectuses") and to the
Statement of Additional Information (the "SAI") each dated January 31, 2026, as amended on
April 24, 2026

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with such Prospectus and SAI.

The Prospectus and SAI are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

James Smigiel and James Solloway no longer serve as portfolio managers to the Fund. As such, all references to James Smigiel and James Solloway are hereby deleted from the Prospectus and SAI.

There are no other changes to the Prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1646 (06/26)